Adjourned Meeting Notice

                                                                  August 1, 2007

                          CENTURY SMALL CAP SELECT FUND

                            ADJOURNED MEETING NOTICE:
                         SPECIAL MEETING OF SHAREHOLDERS
                      HAS BEEN ADJOURNED TO AUGUST 22, 2007


We are writing to inform you that the Special Meeting of Shareholders of Century Small Cap Select Fund has been adjourned in order to solicit additional votes with respect to certain proposals. The Meeting has been adjourned to 4:00 p.m. (Eastern Time) on August 22, 2007. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

We encourage you to utilize one of the following options today to record your vote:

1. BY PHONE: For automated telephone voting, call 1-866-241-6192, available 24 hours a day, and follow the recorded instructions. If you would like to speak to the proxy solicitor, call 1-866-525-2780. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

2. BY INTERNET: Visit https://vote.proxy-direct.com and follow the on-screen instructions.

3. BY MAIL: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

                 REMEMBER, YOUR VOTE COUNTS. PLEASE VOTE TODAY.

For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

Thank you for your prompt attention to this matter.

Adjourned Meeting Notice

                                                                  August 1, 2007

                          CENTURY SMALL CAP SELECT FUND

                            ADJOURNED MEETING NOTICE:
                         SPECIAL MEETING OF SHAREHOLDERS
                      HAS BEEN ADJOURNED TO AUGUST 22, 2007

We are writing to inform you that the Special Meeting of Shareholders of Century Small Cap Select Fund has been adjourned in order to solicit additional votes with respect to certain proposals. The Meeting has been adjourned to 4:00 p.m. (Eastern Time) on August 22, 2007. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

We encourage you to utilize one of the following options today to record your vote:

4.   BY PHONE: Please call the proxy solicitor at 1-866-525-2780.
     Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

5.   BY INTERNET: Follow the instructions on your voting instruction form.

6. BY TOUCHTONE PHONE: Follow the instructions on your voting instruction form.

7. BY MAIL: If you prefer to vote by mail, please complete and return your executed voting instruction form in the enclosed postage-paid envelope.

                 REMEMBER, YOUR VOTE COUNTS. PLEASE VOTE TODAY.

For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

Thank you for your prompt attention to this matter.

Adjourned Meeting Notice

                                                                  August 1, 2007

                          CENTURY SMALL CAP SELECT FUND

                            ADJOURNED MEETING NOTICE:
                         SPECIAL MEETING OF SHAREHOLDERS
                      HAS BEEN ADJOURNED TO AUGUST 22, 2007

We are writing to inform you that the Special Meeting of Shareholders of Century Small Cap Select Fund has been adjourned in order to solicit additional votes with respect to certain proposals. The Meeting has been adjourned to 4:00 p.m. (Eastern Time) on August 22, 2007. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

We encourage you to utilize one of the following options today to record your vote:

8.   BY INTERNET: Follow the instructions on your voting instruction form.

9. BY TOUCHTONE PHONE: Follow the instructions on your voting instruction form.

10. BY MAIL: If you prefer to vote by mail, please complete and return your executed voting instruction form in the enclosed postage-paid envelope.

                 REMEMBER, YOUR VOTE COUNTS. PLEASE VOTE TODAY.

For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

Thank you for your prompt attention to this matter.

                          CENTURY SMALL CAP SELECT FUND
                         100 Federal Street, 29th Floor
                                Boston, MA 02110
                                  July 30, 2007


     Shareholders of Century Small Cap Select Fund are being asked to vote on various proposals to amend the fund's fundamental investment policies, as described in the proxy statement mailed to shareholders on July 6, 2007.

     Proposal II.D, the proposal to approve amendments to the fund's fundamental investment policy regarding investing in real estate, is described in the Proxy Statement on page 16, under the heading "Investing in Real Estate."

     Proposal II.E, the proposal to approve amendments to the fund's fundamental investment policy regarding investing in commodities, is described in the Proxy Statement on page 15, under the heading "Investing in Commodities."